    As filed with the Securities and Exchange Commission on March 14, 2000
                                                     Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ______________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                           _______________________

                       SmartForce Public Limited Company
            (Exact name of Registrant as specified in its charter)

     Republic of Ireland                                 N.A.
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)

                           _______________________


                             900 Chesapeake Drive
                        Redwood City, California  94063
  (Address, including zip code, of Registrant's principal executive offices)

                          ________________________

                         1996 SUPPLEMENTAL STOCK PLAN

                               Gregory M. Priest
                     President and Chief Executive Officer

                       SmartForce Public Limited Company
                             900 Chesapeake Drive
                        Redwood City, California  94063
                                (650) 817-5900
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                          ________________________

                                   Copy to:

                                Alan K. Austin
                       Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                              650 Page Mill Road
                           Palo Alto, CA 94304-1050

                          ________________________

                                          CALCULATION OF REGISTRATION FEE
=========================================================================================================================
                                                                    Proposed
                                                                     Maximum         Proposed Maximum        Amount of
          Title of Securities                   Amount to be     Offering Price     Aggregate Offering     Registration
            to be Registered                     Registered         Per Share              Price                Fee
-------------------------------------------------------------------------------------------------------------------------
Ordinary Shares issuable upon exercise of
 options under the 1996 Supplemental Stock
 Plan ......................................    4,000,000        $ 55.53 (1)        $ 222,120,000          $ 58,639.68


     (1) Computed pursuant to Rule 457(h) solely for the purpose of determining the registration fee based on the closing price of the Registrant's American Depository Shares on the Nasdaq National Market on March 13, 2000.

The Company hereby incorporates by reference in this Registration Statement the contents of the Company's earlier Registration Statement on Form S-8 (File No. 333-25245.)

================================================================================

                                 EXHIBIT INDEX


     Exhibit Number                         Document
     --------------  -----------------------------------------------------------
          5.1        Opinion of Binchys, Solicitors with respect to the
                     securities being registered.

         23.1        Consent of Ernst & Young.

         23.2        Consent of Binchys, Solicitors (contained in Exhibit 5.1).

         23.3        Consent of Arthur Andersen.

         24.1        Power of Attorney (See Signatures).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Redwood City, State of California, on this March 13, 2000.

                                       SMARTFORCE PUBLIC LIMITED COMPANY

                                       By: /s/ Gregory M. Priest
                                           --------------------------------
                                           Gregory M. Priest
                                           President and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregory M. Priest and David C. Drummond, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                 Signature                                             Title                                    Date
----------------------------------------------      ----------------------------------------------     --------------------
        /s/ William G. McCabe                       Chairman of the Board                              March 13, 1999
----------------------------------------------
            William G. McCabe

        /s/ Gregory M. Priest                       President, Chief Executive Officer (Principal      March 13, 1999
----------------------------------------------
            Gregory M. Priest                       Executive Officer) and Director

        /s/ John Grillos                            Executive Vice President, Chief Operating          March 13, 1999
----------------------------------------------
            John Grillos                            Officer and Director

        /s/ David C. Drummond                       Executive Vice President, Finance and Chief        March 13, 1999
----------------------------------------------
            David C. Drummond                       Financial Officer (principal financial officer)

        /s/ John P. Hayes                           Vice President Finance (principal accounting       March 13, 1999
----------------------------------------------
            John P. Hayes                           officer) and Director

                                                    Director
----------------------------------------------
            Patrick J. McDonagh

        /s/ James S. Krzywicki                      Director                                           March 13, 1999
----------------------------------------------
            James S. Krzywicki

                                      -3-